EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2022 Financial Results

SAN RAFAEL, Calif., Jan. 19, 2023 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2022 of $39.3 million and diluted earnings per common share ("EPS") of $1.46. Fourth quarter 2022 results compare to net income for third quarter 2022 of $34.8 million and EPS of $1.29, which included a life insurance gain equivalent to EPS of $0.03.

"Westamerica’s fourth quarter 2022 results benefited from the Company’s valuable low-cost deposit base; the cost of funding our loan and bond portfolios was 0.03 percent in the fourth quarter 2022, unchanged from the prior quarter. Non-interest bearing deposits represented 47 percent of average deposits in the fourth quarter 2022. The fourth quarter also benefited from higher yields on variable-rate bonds, loans and cash. Operating expenses were well controlled and credit quality remained solid with nonperforming assets of $774 thousand at December 31, 2022,” said Chairman, President and CEO David Payne. “Fourth quarter 2022 results generated an annualized 18.6 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the fourth quarter 2022,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $69.2 million for the fourth quarter 2022, compared to $60.8 million for the third quarter 2022. The yield earned on loans, bonds, and cash for the fourth quarter 2022 was 3.98 percent, up from 3.47 percent for the third quarter 2022. The cost of funding the loan, bond, and cash portfolios was 0.03 percent for both the fourth quarter and third quarter of 2022. Variable rate assets at December 31, 2022 included $1.6 billion in collateralized loan obligations for which interest rates reset quarterly, and $192 million in interest-bearing cash balances for which the interest rate changes concurrently with Federal Open Market Committee adjustments to the federal funds rate.

Noninterest income for the fourth quarter 2022 totaled $10.5 million compared to $11.8 million for the third quarter 2022, which included a $923 thousand life insurance gain.

Noninterest expenses for the fourth quarter 2022 were $25.1 million compared to $24.8 million for the third quarter 2022.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2021 filed on Form 10-K and quarterly report for the quarter ended September 30, 2022 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2022

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Net Interest and Fee Income (FTE)	$69,155	$43,117	60.4%	$60,780
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	10,463	10,842	-3.5%	11,818
Noninterest Expense	25,090	23,912	4.9%	24,767
Income Before Taxes (FTE)	54,528	30,047	81.5%	47,831
Income Tax Provision (FTE)	15,184	8,327	82.3%	13,071
Net Income	$39,344	$21,720	81.1%	$34,760

Average Common Shares Outstanding	26,912	26,866	0.2%	26,906
Diluted Average Common Shares	26,924	26,875	0.2%	26,916

Operating Ratios:
Basic Earnings Per Common Share	$1.46	$0.81	80.2%	$1.29
Diluted Earnings Per Common Share	1.46	0.81	80.2%	1.29
Return On Assets (a)	2.12%	1.17%		1.85%
Return On Common Equity (a)	18.6%	11.2%		17.1%
Net Interest Margin (FTE) (a)	3.95%	2.49%		3.44%
Efficiency Ratio (FTE)	31.5%	44.3%		34.1%

Dividends Paid Per Common Share	$0.42	$0.42	0.0%	$0.42
Common Dividend Payout Ratio	29%	52%		33%

			%
	12/31'22YTD	12/31'21YTD	Change

Net Interest and Fee Income (FTE)	$221,775	$174,151	27.3%
Provision for Credit Losses	-	-	n/m
Noninterest Income (1)	45,121	43,345	4.1%
Noninterest Expense	99,361	97,806	1.6%
Income Before Taxes (FTE)	167,535	119,690	40.0%
Income Tax Provision (FTE)	45,501	33,181	37.1%
Net Income	$122,034	$86,509	41.1%

Average Common Shares Outstanding	26,895	26,855	0.1%
Diluted Average Common Shares	26,907	26,870	0.1%

Operating Ratios:
Basic Earnings Per Common Share	$4.54	$3.22	41.0%
Diluted Earnings Per Common Share	4.54	3.22	41.0%
Return On Assets	1.65%	1.23%
Return On Common Equity	15.2%	11.5%
Net Interest Margin (FTE)	3.17%	2.62%
Efficiency Ratio (FTE)	37.2%	45.0%

Dividends Paid Per Common Share	$1.68	$1.65	1.8%
Common Dividend Payout Ratio	37%	51%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Interest and Fee Income (FTE)	$69,630	$43,621	59.6%	$61,267
Interest Expense	475	504	-5.8%	487
Net Interest and Fee Income (FTE)	$69,155	$43,117	60.4%	$60,780

Average Earning Assets	$6,930,584	$6,919,528	0.2%	$7,041,313
Average Interest-
Bearing Liabilities	3,412,189	3,468,111	-1.6%	3,520,083

Yield on Earning Assets (FTE) (a)	3.98%	2.52%		3.47%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	3.95%	2.49%		3.44%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.06%		0.05%
Net Interest Spread (FTE) (a)	3.92%	2.46%		3.42%

			%
	12/31'22YTD	12/31'21YTD	Change

Interest and Fee Income (FTE)	$223,700	$176,106	27.0%
Interest Expense	1,925	1,955	-1.5%
Net Interest and Fee Income (FTE)	$221,775	$174,151	27.3%

Average Earning Assets	$6,992,696	$6,632,632	5.4%
Average Interest-
Bearing Liabilities	3,506,559	3,317,924	5.7%

Yield on Earning Assets (FTE)	3.20%	2.65%
Cost of Funds	0.03%	0.03%
Net Interest Margin (FTE)	3.17%	2.62%
Interest Expense/
Interest-Bearing Liabilities	0.05%	0.06%
Net Interest Spread (FTE)	3.15%	2.59%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Total Assets	$7,353,270	$7,334,977	0.2%	$7,472,304
Total Earning Assets	6,930,584	6,919,528	0.2%	7,041,313
Total Loans	964,287	1,097,698	-12.2%	989,033
Total Commercial Loans	173,527	259,007	-33.0%	190,325
Paycheck Protection Program (PPP) Loans	3,529	68,870	-94.9%	10,453
Commercial Loans	169,998	190,137	-10.6%	179,872
Commercial RE Loans	492,549	538,177	-8.5%	494,717
Consumer Loans	298,211	300,514	-0.8%	303,991
Total Investment Securities	5,694,280	4,866,476	17.0%	5,552,588
Debt Securities Available for Sale	4,767,459	4,533,494	5.2%	4,845,055
Debt Securities Held to Maturity	926,821	332,982	178.3%	707,533
Total Interest-Bearing Cash	272,017	955,354	-71.5%	499,692

Loans/Deposits	15.2%	17.3%		15.2%

			%
	12/31'22YTD	12/31'21YTD	Change

Total Assets	$7,413,008	$7,039,284	5.3%
Total Earning Assets	6,992,696	6,632,632	5.4%
Total Loans	997,964	1,195,135	-16.5%
Total Commercial Loans	193,481	349,981	-44.7%
PPP Loans	17,604	152,149	-88.4%
Commercial Loans	175,877	197,832	-11.1%
Commercial RE Loans	504,713	546,750	-7.7%
Consumer Loans	299,770	298,404	0.5%
Total Investment Securities	5,303,646	4,580,468	15.8%
Debt Securities Available for Sale	4,747,969	4,169,091	13.9%
Debt Securities Held to Maturity	555,677	411,377	35.1%
Total Interest-Bearing Cash	691,086	857,029	-19.4%

Loans/Deposits	15.6%	19.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Total Deposits	$6,349,401	$6,349,137	0.0%	$6,495,051
Noninterest Demand	3,010,806	3,022,787	-0.4%	3,058,662
Interest-Bearing Transaction	1,287,304	1,245,385	3.4%	1,308,310
Savings	1,917,370	1,934,220	-0.9%	1,989,275
Time greater than $100K	59,720	65,920	-9.4%	62,014
Time less than $100K	74,201	80,825	-8.2%	76,790
Total Short-Term Borrowings	73,594	141,761	-48.1%	83,694
Shareholders' Equity	837,499	766,358	9.3%	807,428

Demand Deposits/
Total Deposits	47.4%	47.6%		47.1%
Transaction & Savings
Deposits / Total Deposits	97.9%	97.7%		97.9%

			%
	12/31'22YTD	12/31'21YTD	Change

Total Deposits	$6,415,626	$6,100,848	5.2%
Noninterest Demand	3,018,350	2,897,244	4.2%
Interest-Bearing Transaction	1,289,956	1,208,269	6.8%
Savings	1,967,902	1,842,590	6.8%
Time greater than $100K	62,411	69,165	-9.8%
Time less than $100K	77,007	83,580	-7.9%
Total Short-Term Borrowings	109,283	114,267	-4.4%
Other Borrowed Funds	-	53	n/m
Shareholders' Equity	802,489	750,669	6.9%

Demand Deposits/
Total Deposits	47.0%	47.5%
Transaction & Savings
Deposits / Total Deposits	97.8%	97.5%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,930,584	$69,630	3.98%
Total Loans (FTE)	964,287	12,293	5.06%
Total Commercial Loans (FTE)	173,527	2,896	6.62%
PPP Loans	3,529	408	45.89%
Commercial Loans (FTE)	169,998	2,488	5.81%
Commercial RE Loans	492,549	5,812	4.68%
Consumer Loans	298,211	3,585	4.77%
Total Investments (FTE)	5,694,280	54,770	3.81%
Total Debt Securities Available for Sale (FTE)	4,767,459	45,531	3.78%
Corporate Securities	2,462,131	17,102	2.78%
Collateralized Loan Obligations	1,590,164	22,801	5.61%
Agency Mortgage Backed Securities	319,843	1,921	2.40%
Securities of U.S. Government sponsored entities	297,710	2,690	3.61%
Obligations of States and Political Subdivisions (FTE)	84,774	644	3.04%
Other Debt Securities Available for Sale (FTE)	12,837	373	11.63%
Total Debt Securities Held to Maturity (FTE)	926,821	9,239	3.99%
Agency Mortgage Backed Securities	109,100	575	2.11%
Corporate Securities	720,752	7,815	4.34%
Obligations of States and Political Subdivisions (FTE)	96,969	849	3.50%
Total Interest-Bearing Cash	272,017	2,567	3.69%

Interest Expense Paid
Total Earning Assets	6,930,584	475	0.03%
Total Interest-Bearing Liabilities	3,412,189	475	0.06%
Total Interest-Bearing Deposits	3,338,595	463	0.05%
Interest-Bearing Transaction	1,287,304	96	0.03%
Savings	1,917,370	280	0.06%
Time less than $100K	74,201	51	0.27%
Time greater than $100K	59,720	36	0.24%
Total Short-Term Borrowings	73,594	12	0.06%

Net Interest Income and
Margin (FTE)		$69,155	3.95%

	Q4'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,919,528	$43,621	2.52%
Total Loans (FTE)	1,097,698	13,223	4.78%
Total Commercial Loans (FTE)	259,007	3,187	4.88%
PPP Loans	68,870	1,208	6.96%
Commercial Loans (FTE)	190,137	1,979	4.13%
Commercial RE Loans	538,177	6,492	4.79%
Consumer Loans	300,514	3,544	4.68%
Total Investments (FTE)	4,866,476	30,032	2.47%
Total Debt Securities Available for Sale (FTE)	4,533,494	27,900	2.45%
Corporate Securities	2,652,661	18,385	2.77%
Collateralized Loan Obligations	1,352,348	6,309	1.83%
Agency Mortgage Backed Securities	422,721	2,123	2.01%
Obligations of States and Political Subdivisions (FTE)	91,412	717	3.14%
Other Debt Securities Available for Sale (FTE)	14,352	366	10.20%
Total Debt Securities Held to Maturity (FTE)	332,982	2,132	2.56%
Agency Mortgage Backed Securities	158,537	664	1.68%
Obligations of States and Political Subdivisions (FTE)	174,445	1,468	3.36%
Total Interest-Bearing Cash	955,354	366	0.15%

Interest Expense Paid
Total Earning Assets	6,919,528	504	0.03%
Total Interest-Bearing Liabilities	3,468,111	504	0.06%
Total Interest-Bearing Deposits	3,326,350	479	0.06%
Interest-Bearing Transaction	1,245,385	95	0.03%
Savings	1,934,220	282	0.06%
Time less than $100K	80,825	41	0.20%
Time greater than $100K	65,920	61	0.37%
Total Short-Term Borrowings	141,761	25	0.07%

Net Interest Income and
Margin (FTE)		$43,117	2.49%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Service Charges on Deposits	$3,484	$3,580	-2.7%	$3,737
Merchant Processing Services	2,701	3,000	-10.0%	2,925
Debit Card Fees	1,704	1,727	-1.4%	1,594
Trust Fees	754	844	-10.7%	810
ATM Processing Fees	646	488	32.4%	594
Other Service Fees	416	449	-7.3%	463
Financial Services Commissions	103	96	7.3%	79
Life Insurance Gains	7	-	n/m	923
Other Noninterest Income	648	658	-1.5%	693
Total Noninterest Income	$10,463	$10,842	-3.5%	$11,818

Total Revenue (FTE)	$79,618	$53,959	47.6%	$72,598
Noninterest Income/Revenue (FTE)	13.1%	20.1%		16.3%
Service Charges/Avg. Deposits (a)	0.22%	0.22%		0.23%
Total Revenue (FTE) Per Avg.
Common Share (a)	$11.74	$7.97	47.3%	$10.70

			%
	12/31'22YTD	12/31'21YTD	Change

Service Charges on Deposits	$14,490	$13,697	5.8%
Merchant Processing Services	11,623	11,998	-3.1%
Debit Card Fees (1)	7,879	6,859	14.9%
Trust Fees	3,216	3,311	-2.9%
ATM Processing Fees	2,160	2,280	-5.3%
Other Service Fees	1,808	1,884	-4.0%
Financial Services Commissions	417	356	17.1%
Life Insurance Gains	930	-	n/m
Securities Gains	-	34	n/m
Other Noninterest Income	2,598	2,926	-11.2%
Total Noninterest Income	$45,121	$43,345	4.1%

Total Revenue (FTE)	$266,896	$217,496	22.7%
Noninterest Income/Revenue (FTE)	16.9%	19.9%
Service Charges/Avg. Deposits	0.23%	0.22%
Total Revenue (FTE) Per Avg./
Common Share	$9.92	$8.10	22.5%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Salaries & Benefits	$11,482	$11,436	0.4%	$11,311
Occupancy and Equipment	5,218	4,692	11.2%	5,064
Outsourced Data Processing	2,390	2,357	1.4%	2,434
Limited Partnership Operating Losses	1,431	800	78.9%	1,431
Professional Fees	574	757	-24.2%	582
Courier Service	700	572	22.4%	671
Other Noninterest Expense	3,295	3,298	-0.1%	3,274
Total Noninterest Expense	$25,090	$23,912	4.9%	$24,767

Noninterest Expense/
Avg. Earning Assets (a)	1.44%	1.37%		1.40%
Noninterest Expense/Revenues (FTE)	31.5%	44.3%		34.1%

			%
	12/31'22YTD	12/31'21YTD	Change

Salaries & Benefits	$46,125	$48,011	-3.9%
Occupancy and Equipment	19,884	19,139	3.9%
Outsourced Data Processing	9,684	9,601	0.9%
Limited Partnership Operating Losses	5,724	2,620	118.5%
Professional Fees	2,628	3,253	-19.2%
Courier Service	2,614	2,177	20.1%
Other Noninterest Expense	12,702	13,005	-2.3%
Total Noninterest Expense	$99,361	$97,806	1.6%

Noninterest Expense/
Avg. Earning Assets	1.42%	1.47%
Noninterest Expense/Revenues (FTE)	37.2%	45.0%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022

Average Total Loans	$964,287	$1,097,698	-12.2%	$989,033

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$21,218	$23,882	-11.2%	$22,313
Provision for Credit Losses	6	-	n/m	-
Net ACLL Losses	(940)	(368)	n/m	(1,095)
End of Period ACLL	$20,284	$23,514	-13.7%	$21,218
Gross ACLL Recoveries /
Gross ACLL Losses	44%	64%		43%

Net ACLL Losses / Avg. Total Loans (a)	0.39%	0.13%		0.44%

			%
	12/31'22YTD	12/31'21YTD	Change

Average Total Loans	$997,964	$1,195,135	-16.5%

Beginning of Period ACLL	$23,514	$23,854	-1.4%
Provision for Credit Losses	6	2	n/m
Net ACLL Losses	(3,236)	(342)	n/m
End of Period ACLL	$20,284	$23,514	-13.7%
Gross ACLL Recoveries /
Gross ACLL Losses	48%	89%

Net ACLL Losses / Avg. Total Loans	0.32%	0.03%

	(dollars in thousands)
			%
	12/31/22	12/31/21	Change	9/30/22
Allowance for Credit Losses on Loans	$20,284	$23,514	-13.7%	$21,218
Allowance for Credit Losses on
Held to Maturity Securities	1	7	-78.4%	7
Total Allowance for Credit Losses	$20,285	$23,521	-13.8%	$21,225

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/22	12/31/21	Change	9/30/22

Nonperforming Loans:
Nonperforming Nonaccrual	$146	$265	-44.9%	$131
Performing Nonaccrual	-	427	n/m	66
Total Nonaccrual Loans	146	692	-78.9%	197
90+ Days Past Due Accruing Loans	628	339	85.3%	769
Total Nonperforming Loans	$774	$1,031	-24.9%	$966

Total Loans Outstanding	$958,488	$1,068,126	-10.3%	$979,033

Total Assets	6,950,317	7,461,026	-6.8%	7,177,025

Loans:
Allowance for Credit Losses on Loans	$20,284	$23,514	-13.7%	$21,218
Allowance for Credit Losses on Loans /
Loans	2.12%	2.20%		2.17%
Nonperforming Loans/Total Loans	0.08%	0.10%		0.10%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/22	12/31/21	Change	9/30/22

Shareholders' Equity	$602,110	$827,102	-27.2%	$538,988
Total Assets	6,950,317	7,461,026	-6.8%	7,177,025
Shareholders' Equity/
Total Assets	8.66%	11.09%		7.51%
Shareholders' Equity/
Total Loans	62.82%	77.43%		55.05%
Tangible Common Equity Ratio	7.03%	9.60%		5.91%
Common Shares Outstanding	26,913	26,866	0.2%	26,911
Common Equity Per Share	$22.37	$30.79	-27.3%	$20.03
Market Value Per Common Share	59.01	57.73	2.2%	52.29

	(shares in thousands)
			%
	Q4'2022	Q4'2021	Change	Q3'2022
Share Repurchase Programs:
Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	-	-	n/m	-
Net Shares Issued	(2)	-	n/m	(15)

			%
	12/31'22YTD	12/31'21YTD	Change

Total Shares Repurchased	3	4	n/m
Average Repurchase Price	$58.66	$61.09	n/m
Net Shares Issued	(47)	(59)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/22	12/31/21	Change	9/30/22
Assets:
Cash and Due from Banks	$294,236	$1,132,085	-74.0%	$413,665

Debt Securities Available for Sale
Corporate Securities	2,099,955	2,746,735	-23.5%	2,138,508
Collateralized Loan Obligations	1,572,883	1,386,355	13.5%	1,587,622
Agency Mortgage Backed Securities	286,048	411,726	-30.5%	296,689
Securities of U.S. Government sponsored entities	290,853	-	n/m	272,525
Obligations of States and Political Subdivisions	82,004	93,920	-12.7%	80,987
Other Debt Securities Available for Sale	-	119	n/m	-
Total Debt Securities Available for Sale	4,331,743	4,638,855	-6.6%	4,376,331

Debt Securities Held to Maturity
Agency Mortgage Backed Securities	104,852	148,390	-29.3%	112,371
Corporate Securities	721,854	-	n/m	720,154
Obligations of States and Political Subdivisions (2)	89,207	158,006	-43.5%	103,742
Total Debt Securities Held to Maturity (2)	915,913	306,396	198.9%	936,267

Loans	958,488	1,068,126	-10.3%	979,033
Allowance For Credit Losses on Loans	(20,284)	(23,514)	-13.7%	(21,218)
Total Loans, net	938,204	1,044,612	-10.2%	957,815

Premises and Equipment, net	28,819	31,155	-7.5%	29,756
Identifiable Intangibles, net	583	835	-30.2%	644
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	319,146	185,415	72.1%	340,874

Total Assets	$6,950,317	$7,461,026	-6.8%	$7,177,025

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,947,277	$3,069,080	-4.0%	$3,069,907
Interest-Bearing Transaction	1,273,143	1,260,869	1.0%	1,338,855
Savings	1,874,115	1,940,395	-3.4%	1,949,711
Time	130,755	143,612	-9.0%	136,783
Total Deposits	6,225,290	6,413,956	-2.9%	6,495,256

Short-Term Borrowed Funds	57,792	146,246	-60.5%	76,886
Other Liabilities	65,125	73,722	-11.7%	65,895
Total Liabilities	6,348,207	6,633,924	-4.3%	6,638,037

Shareholders' Equity:
Common Equity:
Paid-In Capital	475,121	471,043	0.9%	474,732
Accumulated Other
Comprehensive (Loss) Income	(256,105)	49,664	n/m	(290,797)
Retained Earnings	383,094	306,395	25.0%	355,053
Total Shareholders' Equity	602,110	827,102	-27.2%	538,988

Total Liabilities and
Shareholders' Equity	$6,950,317	$7,461,026	-6.8%	$7,177,025

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2022	Q4'2021	Change	Q3'2022
Interest & Fee Income:
Loans	$12,201	$13,124	-7.0%	$12,208
Equity Securities	153	129	18.6%	127
Debt Securities Available for Sale	45,216	27,598	63.8%	39,100
Debt Securities Held to Maturity	9,061	1,824	396.8%	6,625
Interest-Bearing Cash	2,567	366	601.4%	2,742
Total Interest & Fee Income	69,198	43,041	60.8%	60,802

Interest Expense:
Transaction Deposits	96	95	1.1%	94
Savings Deposits	280	282	-0.7%	290
Time Deposits	87	102	-14.7%	86
Short-Term Borrowed Funds	12	25	-52.0%	17
Total Interest Expense	475	504	-5.8%	487

Net Interest Income	68,723	42,537	61.6%	60,315

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,484	3,580	-2.7%	3,737
Merchant Processing Services	2,701	3,000	-10.0%	2,925
Debit Card Fees	1,704	1,727	-1.4%	1,594
Trust Fees	754	844	-10.7%	810
ATM Processing Fees	646	488	32.4%	594
Other Service Fees	416	449	-7.3%	463
Financial Services Commissions	103	96	7.3%	79
Life Insurance Gains	7	-	n/m	923
Other Noninterest Income	648	658	-1.5%	693
Total Noninterest Income	10,463	10,842	-3.5%	11,818

Noninterest Expense:
Salaries and Benefits	11,482	11,436	0.4%	11,311
Occupancy and Equipment	5,218	4,692	11.2%	5,064
Outsourced Data Processing	2,390	2,357	1.4%	2,434
Limited Partnership Operating Losses	1,431	800	78.9%	1,431
Professional Fees	574	757	-24.2%	582
Courier Service	700	572	22.4%	671
Other Noninterest Expense	3,295	3,298	-0.1%	3,274
Total Noninterest Expense	25,090	23,912	4.9%	24,767

Income Before Income Taxes	54,096	29,467	83.6%	47,366
Income Tax Provision	14,752	7,747	90.4%	12,606
Net Income	$39,344	$21,720	81.1%	$34,760

Average Common Shares Outstanding	26,912	26,866	0.2%	26,906
Diluted Common Shares Outstanding	26,924	26,875	0.2%	26,916

Per Common Share Data:
Basic Earnings	$1.46	$0.81	80.2%	$1.29
Diluted Earnings	1.46	0.81	80.2%	1.29
Dividends Paid	0.42	0.42	0.0%	0.42

			%
	12/31'22YTD	12/31'21YTD	Change
Interest & Fee Income:
Loans	$49,682	$57,558	-13.7%
Equity Securities	537	458	17.2%
Debt Securities Available for Sale	144,646	105,420	37.2%
Debt Securities Held to Maturity	19,101	8,875	115.2%
Interest-Bearing Cash	7,790	1,132	588.2%
Total Interest & Fee Income	221,756	173,443	27.9%

Interest Expense:
Transaction Deposits	369	378	-2.4%
Savings Deposits	1,141	1,067	6.9%
Time Deposits	336	432	-22.2%
Short-Term Borrowed Funds	79	78	1.3%
Total Interest Expense	1,925	1,955	-1.5%

Net Interest Income	219,831	171,488	28.2%

Provision for Credit Losses	-	-	n/m

Noninterest Income:
Service Charges	14,490	13,697	5.8%
Merchant Processing Services	11,623	11,998	-3.1%
Debit Card Fees (1)	7,879	6,859	14.9%
Trust Fees	3,216	3,311	-2.9%
ATM Processing Fees	2,160	2,280	-5.3%
Other Service Fees	1,808	1,884	-4.0%
Financial Services Commissions	417	356	17.1%
Life Insurance Gains	930	-	n/m
Securities Gains	-	34	n/m
Other Operating	2,598	2,926	-11.2%
Total Noninterest Income	45,121	43,345	4.1%

Noninterest Expense:
Salaries and Benefits	46,125	48,011	-3.9%
Occupancy and Equipment	19,884	19,139	3.9%
Outsourced Data Processing	9,684	9,601	0.9%
Limited Partnership Operating Losses	5,724	2,620	118.5%
Professional Fees	2,628	3,253	-19.2%
Courier Service	2,614	2,177	20.1%
Other Operating	12,702	13,005	-2.3%
Total Noninterest Expense	99,361	97,806	1.6%

Income Before Income Taxes	165,591	117,027	41.5%
Income Tax Provision	43,557	30,518	42.7%
Net Income	$122,034	$86,509	41.1%

Average Common Shares Outstanding	26,895	26,855	0.1%
Diluted Common Shares Outstanding	26,907	26,870	0.1%

Per Common Share Data:
Basic Earnings	$4.54	$3.22	41.0%
Diluted Earnings	4.54	3.22	41.0%
Dividends Paid	1.68	1.65	1.8%

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at December 31, 2022, $7 thousand at September 30, 2022 and December 31, 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.